SUPPLEMENT DATED SEPTEMBER 16, 2014 TO THE PROSPECTUS OF

MARKET VECTORS ETF TRUST

Dated February 1, 2014

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Wide Moat ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.888.MKT. VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

Effective September 16, 2014, the Fund’s name is changing from “Market Vectors Wide Moat ETF” to “Market Vectors Morningstar Wide Moat ETF.” Accordingly, effective September 16, 2014, references in the Fund’s Prospectus to “Market Vectors Wide Moat ETF” are hereby changed to “Market Vectors Morningstar Wide Moat ETF.” The Fund’s investment objective and principal investment strategies will remain the same after the Fund’s name change is effective.

Please retain this supplement for future reference.